Summary Prospectus Supplement

April 30, 2013

Morgan Stanley Institutional Fund Trust

Supplement dated April 30, 2013 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated January 31, 2013 of:

Mid Cap Growth Portfolio (the "Portfolio")

On April 30, 2013, the Portfolio will recommence offering Class I, Class P, Class H and Class L shares. Accordingly, effective April 30, 2013, the Summary Prospectus is revised as follows:

The first paragraph of the section of the Summary Prospectus entitled "Portfolio Summary—Purchase and Sale of Fund Shares" is hereby deleted in its entirety.

The first paragraph of the section of the Summary Prospectus entitled "Purchasing Class I, Class P and Class L Shares" is hereby deleted in its entirety.

The first paragraph of the section of the Summary Prospectus entitled "Purchasing Class H Shares" is hereby deleted in its entirety.

Please retain this supplement for future reference.